                                                                   EXHIBIT 10.18

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 20, 2000 (as the same may be amended, modified, supplemented or restated from time to time, this "Agreement"), between Citadel Holding Corporation, a Nevada corporation ("Citadel"), and Michael R. Forman and James J. Cotter (individually, an "Original Holder" and, collectively, the "Original Holders").

                                   RECITALS

     WHEREAS, pursuant an Agreement and Plan of Merger, dated as of July 28, 2000 (as the same may be amended, modified, supplemented or restated from time to time, the "Merger Agreement"), among Citadel, Off Broadway Investments, Inc., a California corporation wholly owned by the Original Holders ("OBI"), Citadel Off Broadway Theatres, Inc. a Nevada corporation and an affiliate of Citadel ("Merger Sub"), and the Original Holders, OBI is merging with and into Merger Sub on the date hereof (the "Closing Date");

     WHEREAS, pursuant to the Merger Agreement, Citadel is issuing to the Original Holders _____ duly authorized, validly issued, fully paid and non-assessable shares (the "Shares") of Citadel's Class A Non-Voting Common Stock, par value $.01 per share (the "Class A Common Stock"), and Citadel's Class B Voting Common Stock, par value $.01 per share (the "Class B Common Stock"; the Class A Common Stock and Class B Common Stock are together referred to as the "Common Stock"); and

     WHEREAS, the Company wishes to afford the Holders unlimited "piggyback" registration rights and each Original Holder one demand registration right each in respect of the Shares;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and understandings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement intending to be legally bound hereby agree as follows:



  Definitions.  For purposes of this Agreement, the following terms shall have
  -----------
the following meanings:

  The term "Act" refers to the Securities Act of 1933, as amended, and the rules
            ---
and regulations promulgated thereunder.

     The term "Cotter Holder" means a Holder which is James J. Cotter or an
               -------------
assignee of a Cotter Holder.

     The term "Exchange Act" refers to the Securities Exchange Act of 1934, as
               ------------
amended, and the rules and regulations promulgated thereunder.

     The term "Forman Holder" means a Holder which is Michael R. Forman or an
               -------------
assignee of a Forman Holder.

     The term "Holder" means a holder of record of Registrable Securities on the
               ------
books and records of Citadel which is either an Original Holder or an assignee of an Original Holder who succeeds to the rights as a Holder in accordance with
Section 1.9 hereof.

     The term "Original Holder" means Michael R. Forman or James J. Cotter.
               ---------------

     The terms "register," "registered," and "registration" refer to a
                --------    ----------        ------------
registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement by the SEC.

     The term "Registrable Securities" of any Holder refers to the Shares owned
               ----------------------
by such Holder, except that the Shares owned by a Holder shall cease to be Registrable Securities at the earliest date when (i) a registration statement with respect to the sale of such Shares has become effective under the Act and the Shares have been disposed of in accordance with such registration statement;
(ii) all such Shares may be sold to the public pursuant to paragraph (k) of Rule 144 under the Act ("Rule 144") or any successor provision; (iii) such Shares
                    --------
shall have been transferred (under Rule 144 or otherwise), new certificates for the Shares not bearing a legend restricting further transfer (other than as provided in Citadel's Articles of Incorporation) shall have been delivered by Citadel and subsequent disposition of the shares does not require registration or qualification under the Act or state law then in force in the opinion of legal counsel for Citadel; or (iv) such Shares cease to be outstanding.

     The number of shares of "Registrable Securities then outstanding" means the
                              ---------------------------------------
number of Shares which are Registrable Securities.

     The term "SEC" means the Securities and Exchange Commission.
               ---

     1.1  Demand Registration.
          --------------------

     (a) Subject to Sections 1.2(b) and 1.2(c), if Citadel shall receive a written request (specifying that it is being made pursuant to this Section 1.2) from a Holder or Holders that Citadel file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of Shares owned by such Holder or Holders which represent at least twenty-five percent of the Registrable Securities originally issued pursuant to the Merger Agreement, then Citadel shall, within ten (10) business days of the receipt thereof, give written notice of such request to the other Holders at their respective addresses and shall file as soon as practicable, and in any event within sixty
(60) days of the receipt of such request, a registration statement under the Act covering all Registrable Securities which the Holders request to be registered within 30 days of the mailing of such notice to all Holders.

     (b) Notwithstanding the foregoing, (i) Citadel shall not be obligated to effect a registration pursuant to this Section 1.2 during the period starting with the date 60 days prior to Citadel's estimated date of filing of, and ending on a date six months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of Citadel, provided that Citadel is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that Citadel's estimate of the date of filing such registration statement is made in good faith; (ii) if Citadel shall furnish to the Holders initiating the registration request hereunder (the "Initiating Holders") a certificate signed by the President of Citadel stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Citadel or its shareholders for a registration statement to be filed in the near future, then Citadel's obligation to file a registration statement shall be deferred for a period not to exceed six months, provided, however, that Citadel may furnish such a certificate to the Initiating Holders only once in any one-year time period, and (iii) if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

     (c) Citadel shall be obligated to effect only one demand registration pursuant Forman Holders, collectively, provided, however, that if the Holders who demand registration under this Section 1.2 are unable to register at least ninety percent (90%) of their Registrable Securities requested to be included in such registration, then the number of registrations which Citadel shall be obligated to effect under this Section 1.2 shall be increased by one.

     1.2  "Piggyback" Registration.
           -----------------------

     (d) Subject to Section 1.3(b), if at any time Citadel determines to register (including for this purpose a registration effected by Citadel for stockholders other than the Holders) any shares of Common Stock under the Act in connection with the public offering of such securities solely for cash on an SEC Form that would also permit the registration of the Registrable Securities (other than Forms S-4 and S-8, or successor forms with similar applicability), Citadel shall, each such time while Registrable Securities are outstanding, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within 20 days after mailing of any such notice by Citadel, Citadel shall, subject to the provisions of Section 1.7, cause to be registered under the Act all of the Registrable Securities that such Holder has requested be registered; provided, however, that Citadel shall not be required to proceed with such registration if the offering is abandoned in its entirety and no other securities are offered for sale.

     (e) Citadel shall not be required under this Section 1.3 to include any Registrable Securities in such underwriting unless the Holders accept reasonable and customary terms of the underwriting as agreed upon between Citadel and the underwriters selected by it.

     1.3  Obligations of Citadel.  Notwithstanding any other provision hereof,
          ----------------------
whenever required under this Article One to effect the registration of any Registrable Securities, Citadel shall, as expeditiously as reasonably possible:

     (f) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of any Holder, to keep such registration statement effective for up to 90 days.

  Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

  Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

  Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be necessary for the Holders to dispose of the Registrable Securities, provided that Citadel shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process or subject itself to taxation in any such states or jurisdictions.

  Enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter, if any, of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

  Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

  Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article One, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article One, (i) an opinion, dated such date, of the counsel representing Citadel for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated such date, from the independent certified public accountants of Citadel, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

  Make generally available to its stockholders an earnings statement satisfying the provisions of Section 11(a) of the Act (including by means of satisfying the provisions of Rule 158 under the Act) as soon as reasonably practical covering the 12-month period beginning with the first month of Citadel's first fiscal quarter commencing after the effective date of the registration statement.

  Whenever any notice is required to be given under this Article One, such notice may be given personally or by mail. Any notice given to a Holder shall be sufficient if given to the Holder at the last address set forth for such Holder on the stock transfer records of Citadel. Any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid.

     1.4  Furnish Information.  The selling Holders shall furnish to Citadel
          --------------------
such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

     1.5  Expenses of Registration.  All expenses other than underwriting
          ------------------------
discounts and commissions incurred in connection with any registration, filing or qualification pursuant to Sections 1.2 and 1.3, including, without limitation, all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for Citadel, and the reasonable fees and disbursements of a single counsel for the selling Holders selected by the Holders of a majority of the Registrable Securities which are included in such registration statement shall be borne by Citadel; provided, however, that Citadel shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the selling Holders (in which case such selling Holders shall bear such expenses), unless, at the time of such withdrawal, the selling Holders have learned of a material adverse change in the condition, business or prospects of Citadel from that known to the selling Holders at the time of its request, in which case the selling Holders shall not be required to pay any such expenses and shall retain all rights pursuant to Section 1.2.

     1.6  Underwriting Requirements.  In connection with any offering involving
          -------------------------
an underwriting of shares being issued by Citadel, Citadel shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between Citadel and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by Citadel. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by Citadel that the underwriters reasonably believe compatible with the success of the offering, then Citadel shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders); provided, however, that in no event shall any securities of selling Holders be excluded until all securities of selling employees of, or consultants and advisors to, Citadel are excluded.

     1.7  Indemnification and Contribution.  In the event any Registrable
          ---------------------------------
Securities are included in a registration statement under this Article One:

     (g) To the extent permitted by law, Citadel will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement
                                          ---------
or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Citadel of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and Citadel will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Citadel shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon
(x) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director or controlling person of such Holder or underwriter or (y) any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any preliminary prospectus or final prospectus, if the final prospectus or the final prospectus as amended or supplemented, respectively, which shall have been furnished to the underwriter or Holders claiming indemnification, prior to the time such underwriter sent written confirmation of or the Holders made such sale to the person alleging such statement, alleged statement, omission or alleged omission, does not contain such statement, alleged statement, omission or alleged omission and a copy of such final prospectus or such prospectus as amended or supplemented, respectively, shall not have been sent or given to such person; and provided, further, that in no case shall Citadel be liable for amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the written consent of Citadel, which consent shall not be unreasonably withheld.

  To the extent permitted by law, each selling Holder will indemnify and hold harmless Citadel, each of its directors, each of its officers who have signed the registration statement and any underwriters, against any losses, claims, damages or liabilities (joint or several) to which Citadel or any such director, officer, controlling person or underwriter may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by Citadel or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of each Holder, which consent shall not be unreasonably withheld; provided further that, in no event shall any indemnity under this Section 1.8(b) exceed the net proceeds from the offering received by such Holder.

  Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

  In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes claim for indemnification pursuant to this Section 1.8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact the express provisions of this Section 1.8 provide for indemnification, or (ii) contribution under the Act may be required on the part of any indemnified party, then the indemnifying party in lieu of indemnifying such indemnified party hereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying parties on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying parties and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party, or by the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties further agree that it would not be just and equitable if contribution pursuant to this Section 1.8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 1.8(d), in no event shall any contribution under this
Section 1.8(d) exceed the net proceeds from the offering received by such Holder. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

  The obligations of Citadel and the Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article One.

     1.8  Assignment of Registration Rights.  The rights to cause Citadel to
          ---------------------------------
register Registrable Securities pursuant to this Article One may be assigned by a Holder to any transferee or assignee of any amount of such securities or pursuant to the laws of descent and distribution; provided, in each case that
(i) Citadel is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;
(ii) such assignment shall be effective only if, immediately following such transfer, the further disposition of such securities by the transferee or assignee is restricted under the Act; and (iii) the transferee or assignee agrees in writing to assume all the obligations of the transferor under this Article One with respect to the Shares so transferred.

     1.9  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date of this Agreement, Citadel shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of Citadel which would allow such holder or prospective holder to include such securities in any registration, filed under Section 1.2 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included.

     1.10 Amendment of Registration Rights.  Any provision of this Article One
          --------------------------------
may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Citadel and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 1.11 shall be binding upon each Holder of Registrable Securities, each future holder of all such securities and Citadel.


                              GENERAL PROVISIONS

     1.11 General Provisions.
          ------------------

     (h) Subject to Section 1.4(i), all notices, requests, demands or other communications required or authorized or contemplated to be given by this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, upon receipt of a facsimile transmission, when deposited in the United States mails (first class postage prepaid) or when deposited with Federal Express, and addressed as provided in subsection 11.3 of the Merger Agreement or to such other address and fax number as any of the parties hereto may from time to time designate in writing, prior to the giving of such notice.

     (i) Except as set forth in Article One, no amendment or waiver of any provision this Agreement shall in any event be effective, unless the same shall be in writing signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in a specific instance and for the specific purpose for which given.

     (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     (k) Except as set forth in Article One, this Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

     (l) This Agreement and the documents and agreements referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and supersede all prior and contemporaneous agreements and understandings whether oral or written, relating to the subject matter hereof.

     (m) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding any New York or other conflict of law provisions to the contrary.

     (n) Each party hereto shall execute and deliver such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

     (o) Other than as specifically provided herein, each party shall bear its own costs and expenses (including fees and disbursements of legal counsel) incurred in connection with the consummation of the transactions provided for herein.

     (p) No party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against any party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first above written.


                                        CITADEL HOLDING CORPORATION


                                        By: /s/ Craig Tompkins
                                            --------------------------------
                                            Name: S. Craig Tompkins
                                            Title: Vice-Chairman



                                        /s/ Michael R. Forman
                                        ------------------------------------




                                        /s/ James J. Cotter
                                        ------------------------------------